UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 4, 2016 (the “Agreement Date”), NuVasive, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Magneto Acquisition Corporation, a Delaware corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, Ellipse Technologies, Inc., a Delaware corporation (“Ellipse”), and Fortis Advisors LLC, a Delaware limited liability corporation, in its capacity as the equityholders’ representative (the “Equityholders’ Representative”). The Merger Agreement provides that, at the effective time of the merger (the “Closing”), upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Ellipse, with Ellipse continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The Merger Agreement and the transactions contemplated thereby have been approved by the Board of Directors of both the Company and Ellipse, as well as the requisite stockholders of Ellipse.

Subject to the terms and conditions of the Merger Agreement, the Company has agreed to pay to the holders of Ellipse equity and promissory notes convertible into Ellipse equity (collectively, the “Ellipse Security Holders”) an upfront cash payment of $380.0 million at the Closing and a potential milestone payment of $30.0 million payable in 2017 related to the achievement of specific revenue targets (collectively, the “Merger Consideration”). The Company expects to fund the Merger Consideration with existing cash on hand. The Merger Consideration payable to Ellipse Security Holders will be subject to working capital, net debt and transaction expense adjustments as set forth in the Merger Agreement. At the Closing, $1.0 million of the aggregate Merger Consideration will be contributed into an escrow fund to secure the Ellipse Security Holders’ payment obligations, if any, with respect to such working capital, net debt and transaction expense adjustments. In addition, at the Closing, $38.0 million of the aggregate Merger Consideration will be contributed to an escrow fund to secure the Ellipse Security Holders’ obligations to indemnify the Company for a period of 15 months following the Closing for certain matters, including breaches of representations and warranties and covenants included in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants of the parties, including, among other things, that during the period from the Agreement Date until the earlier of the termination of the Merger Agreement or the Closing, Ellipse agrees (a) to carry on its business in the ordinary course; (b) to use commercially reasonable efforts to preserve its present business organizations, keep available the services of key employees and preserve its relationships with customers, suppliers and others having business dealings with it; and (c) not to solicit, initiate or knowingly encourage any inquires or proposals that constitute a proposal or offer for a merger, consolidation, asset acquisition or similar business combinations involving Ellipse.

The Merger Agreement also contains standard conditions to Closing, including, among other things:

•	receipt of required regulatory approvals;

•	the representations and warranties of Ellipse being true and correct at the Closing subject to the terms of the Merger Agreement;

•	the absence of a material adverse effect on Ellipse; and

•	certain employees of Ellipse being employed by the Company as of the Closing.

The Merger Agreement provides for limited termination rights, including but not limited to, by the mutual consent of the Company and Ellipse; upon certain breaches of representations, warranties, covenants or agreements; and in the event the Merger has not been consummated by a mutually agreed upon date between the parties.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, or if the Closing of the Merger has occurred prior to the filing of the Company’s Annual Report on Form 10-K, as an exhibit to the Current Report on Form 8-K filed by the Company to announce the Closing of the Merger.

Item 8.01	Other Events.

On January 5, 2016, the Company and Ellipse issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 5, 2016, the Company and Ellipse will hold a conference call at 5:00 p.m. ET / 2:00 p.m. PT to discuss the details of transaction. The slide presentation for the conference call is furnished as Exhibit 99.2 to this report. The dial-in numbers for the conference call are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the Investor Relations page of the Company’s website at www.nuvasive.com. After the live webcast, the call will remain available on NuVasive’s website through February 5, 2016. In addition, a telephone replay of the call will be available until January 12, 2016. The replay dial-in numbers are 1-877-870-5176 for domestic callers and 1-858-384-5517 for international callers, using pin number: 13627758.

This Current Report on Form 8-K includes forward-looking statements that are not a description of historical facts and that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements about the timing of the anticipated acquisition, the funding of the anticipated acquisition, the potential benefits, synergies and cost savings of the anticipated acquisition, including the expected impact on future financial and operating results, and post-acquisition plans and intentions. The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the agreement, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the acquisition; the loss of key employees; the risk that the businesses will not be integrated successfully; unexpected variations in market growth and demand for the combined company’s products and technologies; and the risk that benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected. Additional risks and uncertainties that may affect future results are described in NuVasive’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Joint press release issued by NuVasive, Inc. and Ellipse Technologies, Inc. on January 5, 2016.

99.2	Slide presentation dated January 5, 2016.*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

By:	/s/ Jason D. Hanson
Jason D. Hanson
Executive Vice President, Strategy, Corporate Development and General Counsel

Date: January 5, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint press release issued by NuVasive, Inc. and Ellipse Technologies, Inc. on January 5, 2016.

99.2	Slide presentation dated January 5, 2016.*

*	Furnished herewith.